UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 6, 2006

                             Avalon Oil & Gas, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                              1-12850                      84-1168832
------                              -------                      ----------
(State or other jurisdiction)   (Commission File               (IRS Employer
of incorporation)                 File Number)               Identification No.)

7000 Flour Exchange Bldg, 310 Fourth Avenue South, Minneapolis, MN       55415
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (612) 359-9020
        -----------------------------------------------------------------
          Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a.-12

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

BUSINESS

     Avalon Oil & Gas, Inc. announced today that it has signed a Letter of Intent to acquire a fifty percent (50%) working interest, in a 266.73-acre oil and gas lease in Starr County, Texas, from Canyon Creek Oil and Gas, Inc. The
266.73 acre property has four shut-in oil and gas wells.

     The lease is located in the Boyle Field, an oil field that has produced over 1,259,000 barrels of oil. Avalon Oil & Gas conservatively estimates the remaining reserves total over 1,283,000 barrels of oil and 242,900 mcfg.

     Avalon and Canyon Creek will hire an engineering firm to oversee the implementation of a water flood project to recover the maximum amount of oil from the reservoir. Once the water flood procedure is fully operational, the Company projects monthly cash flow, assuming prices of $60.00/barrel of oil and $6.50/mcfg, at nearly $500,000, after deducting for lease royalties, operating expenses and taxes.

     The Company intends to drill and complete ten additional wells during the next twelve months to further develop the oil reserves. Oil production is projected to reach 1,000 barrels of oil per day when the lease is fully developed.

     Canyon Creek Oil and Gas, Inc., is a subsidiary of Universal Property Development and Acquisition Corporation (OTCBB: UPDA).


     EXHIBITS

     Exhibit 10.1 Form of Letter of Intent, dated as of April 6, 2006, by and among the Company and Universal Property Development and Acquisition Corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                           Avalon Oil & Gas, Inc.


April 6, 2006                              By:  /s/   Kent Rodriguez
                                                -------------------------------
                                                Name: Kent Rodriguez
                                                Title: CEO